EXHIBIT 10.5

LIMITED WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

LIMITED WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT (this “Waiver and Second Amendment”), dated as of November 29, 2010, by and among ATWOOD OCEANICS, INC., a Texas corporation (the “Parent”), ATWOOD OCEANICS PACIFIC LIMITED, a company organized under the laws of the Cayman Islands and a Wholly-Owned Subsidiary of the Parent (the “Borrower”), the lenders party hereto (each, a “Lender” and, collectively, the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Parent, the Borrower, the Lenders from time to time party thereto, and the Administrative Agent are parties to a Credit Agreement, dated as of November 25, 2008 (and amended on April 28, 2010, the “Credit Agreement”);

WHEREAS, the Parent, the Borrower and its Subsidiaries have requested that the Lenders permit, notwithstanding the requirements of the Credit Agreement and any other applicable requirements set forth in the Credit Documents, the Parent, the Borrower and their respective Subsidiaries to enter into the Restructuring Transactions (as defined below); and

WHEREAS, the Lenders have consented to waive certain provisions of the Credit Agreement and any other Credit Documents on the terms and conditions contained herein in order to permit the Restructuring Transactions.

NOW, THEREFORE, it is agreed:

I. Waivers to the Credit Agreement.

1.   Notwithstanding the requirements of the Credit Agreement and any other applicable requirements set forth in the Credit Documents (collectively, the “Applicable Requirements”) other than the requirements set forth in Section 8.11 of the Credit Agreement, the Lenders hereby waive the Applicable Requirements solely to the extent necessary to permit the Parent, the Borrower and their respective Subsidiaries to enter into the specific restructuring transactions detailed in the report titled “Atwood Oceanics, Inc. International Restructuring Steps” attached as Annex A hereto (each a “Restructuring Transaction”, together the “Restructuring Transactions”), provided that, in each case, the Borrower (x) shall provide at least 30 days’ (or less with the consent of the Administrative Agent) prior written notice to the Administrative Agent of the occurrence of each such Restructuring Transaction that (i) is to be completed on or after the date hereof and (ii) affects, impairs, interrupts or discharges (or could affect, impair, interrupt or discharge) the perfected status and priority of each Lien and security interest created under any Credit Document in any way (each such occurrence, a “Collateral Implication”), shall comply with all requirements set forth in Section 8.11 of the Credit Agreement and to the extent any Restructuring Step has Collateral Implications, the Administrative Agent acting on its own or at the direction of one or more Lenders may request legal opinions covering such matters as the Administrative Agent shall reasonably request acting in its sole discretion and (y) shall provide written notice to the Administrative Agent, within three days of completion, of the occurrence of each such Restructuring Transaction that is to be completed on or after the date hereof and does not involve a Collateral Implication.

II. Miscellaneous Provisions.

1.   In order to induce the Administrative Agent and the Lenders to enter into this Waiver and Second Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Waiver and Second Amendment Effective Date (as defined below), both immediately before and after giving effect to this Waiver and Second Amendment on such date, (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the Waiver and Second Amendment Effective Date, both immediately before and after giving effect to this Waiver and Second Amendment on such date, with the same effect as though such representations and warranties had been made on and as of the Waiver and Second Amendment Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date, (iii) this Waiver and Second Amendment has been duly authorized by all necessary action on the part of each Credit Party, has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against each of them in accordance with its terms, except to the extent that the enforceability hereof may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (iv) the execution and delivery hereof by each Credit Party and the performance and observance by each Credit Party of the provisions hereof do not violate or conflict with (A) any organizational document of any Credit Party or (B) any requirement of law applicable to such Credit Party or result in a breach of any provision of or constitute a default under any Obligations of any Credit Party.

2.   The Credit Parties acknowledge and agree and hereby represent and warrant that (x) the Credit Agreement (as modified hereby) and each other Credit Document, and all Obligations and Liens thereunder, are valid and enforceable against the Credit Parties in every respect and all of the terms and conditions thereof are legally binding upon the Credit Parties, in each case all without offset, counterclaims or defenses of any kind and (y) the perfected status and priority of each Lien and security interest created under any Credit Document remains in full force and effect in accordance with the requirements of the Credit Agreement and the other Credit Documents on a continuous basis, unimpaired, uninterrupted and undischarged, in each case as of the Waiver and Second Amendment Effective Date, both immediately before and immediately after giving effect to this Waiver and Second Amendment on such date.

3.   In further consideration of the Lenders’ execution of this Waiver and Second Amendment, each Credit Party unconditionally and irrevocably acquits, releases and discharges each Lender, the Administrative Agent, the Collateral Agent and all affiliates, partners, subsidiaries, officers, employees, agents, attorneys, principals, directors and shareholders of such Persons, and their respective heirs, legal representatives, successors and assigns (collectively, the “Releasees”) from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which such Credit Party ever had or now has against any of the Releasees and which may have arisen at any time prior to the date hereof (but excluding claims that arise from and after the date hereof) and which were in any manner related to this Waiver and Second Amendment, the Credit Agreement, any other Credit Document or related documents, instruments or agreements or the enforcement or attempted or threatened enforcement by any of the Releasees of any of their respective rights, remedies or recourse related thereto (collectively, the “Released Claims”).  Each Credit Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Releasees any action or other proceeding based upon any of the Released Claims.

4.   This Waiver and Second Amendment and the waivers set forth herein are limited precisely as written and shall not constitute or be deemed to constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document and shall not prejudice any right or rights that the Administrative Agent or the Lenders may have now or in the future under or in connection with the Credit Agreement or any other Credit Document.

5.   This Waiver and Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

6.   THIS WAIVER AND SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH OF THE PARTIES TO THIS WAIVER AND SECOND AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS WAIVER AND SECOND AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

7.   This Waiver and Second Amendment shall become effective on the date (the “Waiver and Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) the Borrower, the Lenders constituting the Required Lenders and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention:  May Yip (facsimile number: 212-354-8113 / e-mail address:myip@whitecase.com);

(ii) notwithstanding anything to the contrary contained in the Credit Agreement or otherwise, within one Business Day of the date hereof, the Borrower shall have paid (x) all fees, costs and expenses (including, without limitation, legal fees and expenses of White and Case LLP) due and payable to the Administrative Agent on such date and (y) all reasonable out-of-pocket costs, fees and expenses (including, without limitation, reasonable attorney’s costs, fees and expenses) incurred by the Administrative Agent in connection with the negotiation, preparation and execution of this Waiver and Second Amendment and the transactions contemplated hereby; and

(iii) the Borrower shall have entered into an amendment to the Credit Agreement, dated October 26, 2007 (as amended on August 19, 2008 (which amendment was amended and restated on November 24, 2008) the “2007 Credit Agreement”), by and among the Parent, the Borrower, the lenders from time to time party thereto and the Administrative Agent (the “Waiver and Second Amendment to the Credit Agreement”), which shall be in form and substance satisfactory to the Administrative Agent and shall be in full force and effect substantially concurrently with the effectiveness of this Waiver and Second Amendment.

8.   This Waiver and Second Amendment constitutes a “Credit Document” for purposes of the Credit Agreement and the other Credit Documents.  No provision of this Waiver and Second Amendment may be amended, modified, waiver or supplemented, except as provided in Section 14.12 of the Credit Agreement.

9.   By executing and delivering a copy hereof (or the Subsidiary Guarantor Consent attached hereto), each Credit Party hereby agrees that all Obligations of the Credit Parties shall be fully guaranteed pursuant to the Subsidiary Guaranty and shall be fully secured pursuant to the Credit Documents, in each case in accordance with the respective terms and provisions thereof and that this Waiver and Second Amendment does not in any manner constitute a novation of any Obligations under any of the Credit Documents.

10.   By executing and delivering a copy of the Subsidiary Guarantor Consent attached hereto, each Subsidiary Guarantor acknowledges that its consent to this Waiver and Second Amendment is not required, but each Subsidiary Guarantor nevertheless hereby agrees and consents to this Waiver and Second Amendment and to the documents and agreements referred to herein.  Each Subsidiary Guarantor agrees and acknowledges that (i) notwithstanding the effectiveness of this Waiver and Second Amendment, the Guaranteed Obligations and liens under the Security Documents shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of any Guaranteed Obligations, the Security Documents, or any other Credit Document executed by any Subsidiary Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects.  Each Subsidiary Guarantor hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to Section II.9 and this Section II.10.  Each Subsidiary Guarantor hereby further acknowledges that the Parent, the Borrower, the Administrative Agent and the Lenders may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Guaranteed Obligations without notice to or consent from any Subsidiary Guarantor and without affecting the validity or enforceability of any Guaranteed Obligations or liens under the Security Documents or giving rise to any reduction, limitation, impairment, discharge or termination of any Guaranteed Obligations.

11.   From and after the Waiver and Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Waiver and Second Amendment as of the date first written above.

ATWOOD OCEANICS PACIFIC LIMITED, AS BORROWER By:/s/NOEL BALDWIN Name: Noel Baldwin Title: Director

ATWOOD OCEANICS, INC., AS PARENT By:/s/MARK L. MEY Name: Mark L. Mey Title: Senior Vice President

Signature page to Limited Waiver and Second Amendment

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, Individually as a Lender and as Administrative Agent By:/s/MARTIN LUNDER Name: Martin Lunder Title: Senior Vice President

Signature page to Limited Waiver and Second Amendment

SIGNATURE PAGE TO THE LIMITED WAIVER AND
SECOND AMENDMENT TO CREDIT AGREEMENT,
DATED AS OF THE DATE FIRST WRITTEN ABOVE,
AMONG ATWOOD OCEANICS, INC., AS PARENT,
TWOOD OCEANICS PACIFIC LIMITED, AS
BORROWER, VARIOUS LENDERS PARTY THERETO
AND NORDEA BANK FINLAND PLC, NEW YORK
BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK (renamed from CALYON S.A.)

By: /s/ ROGER AMILLOM
       Name: Roger Amillom
       Title: Attorney-in-fact

NAME OF INSTITUTION:

Skandinaviska Bank AB (publ.)
By: /s/PER OLAV BUCHER-JOHANNESSEN
       Name: Per Olav Bucher-Johannesen
   Title: Head of Nordic Shipping Finance

NAME OF INSTITUTION:

UniCredit Bank AG

By: /s/ STEPHAN SOMITSCH
       Name: Stephan Somitsch
       Title: Vice President

NAME OF INSTITUTION:

Whitney National Bank

By: /s/ HARRY C. STAHEL
       Name: Harry C. Stahel
       Title: Senior Vice President

Signature page to Limited Waiver and Second Amendment

Subsidiary Guarantor Consent

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Subsidiary Guaranty referenced in the foregoing Waiver and Second Amendment, hereby consents to the entering into of the foregoing Waiver and Second Amendment and agrees to, and to be bound by, the provisions thereof.

ATWOOD HUNTER CO., as a Subsidiary Guarantor By:/s/GLEN P. KELLEY Name: Glen P. Kelley Title: Director

ATWOOD DEEP SEAS, LTD., as a Subsidiary Guarantor By: ATWOOD HUNTER CO., General Partner By:/s/RODNEY L. MALLAMS Name: Rodney L. Mallams Title: Director

ATWOOD OCEANICS AUSTRALIA PTY LIMITED, as a Subsidiary Guarantor By:/s/NOEL BALDWIN Name: Noel Baldwin Title: Director

ALPHA AURORA COMPANY, By:/s/NOEL BALDWIN Name: Noel Baldwin Title: Director

Signature page to Limited Waiver and Second Amendment

ALPHA FALCON DRILLING COMPANY, as a Subsidiary Guarantor By:/s/NOEL BALDWIN Name: Noel Baldwin Title: Director

ALPHA FALCON COMPANY, as a Subsidiary Guarantor By:/s/NOEL BALDWIN Name: Noel Baldwin Title: Director

SWIFTDRILL MALTA, as a Subsidiary Guarantor By:/s/NOEL BALDWIN Name: Noel Baldwin Title: Director of Atwood Oceanics Pacific Limited

Signature page to Limited Waiver and Second Amendment

ANNEX A
TO
 WAIVER AND SECOND AMENDMENT

Report Titled Atwood Oceanics Inc. International Restructuring Steps